UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-22335)

Evermore Funds Trust
 (Exact name of registrant as specified in charter)

89 Summit Avenue
Summit, New Jersey 07901
 (Address of principal executive offices) (Zip code)

Eric LeGoff
89 Summit Ave, 3rd Floor
Summit, New Jersey 07901
 (Name and address of agent for service)

(866) 383-7667
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2016

Item 1. Reports to Stockholders.

Annual Report
December 31, 2016

Evermore
Global
Value
Fund

Table of Contents

Shareholder Letter & Management Discussion
of Fund Performance (Unaudited)	1

Performance Information (Unaudited)	19

Sector Allocation (Unaudited)	20

Expense Example (Unaudited)	21

Schedule of Investments	23

Statement of Assets and Liabilities	30

Statement of Operations	33

Statements of Changes in Net Assets	34

Financial Highlights	36

Notes to Financial Statements	40

Report of Independent Registered Public Accounting Firm	61

Approval of Investment Advisory Agreement (Unaudited)	62

Trustees and Executive Officers (Unaudited)	64

Additional Information (Unaudited)	68

Privacy Notice (Unaudited)	70

Evermore Global Value Fund

Elements of Our Investment Approach

At Evermore Global Advisors, we seek to leverage our deep operating and investing experience, and extensive global relationships to identify and invest in special situations – companies around the world that have compelling valuations and are undergoing strategic changes which we believe will unlock value.

Seeking to Generate Value . . .

•
Catalyst-Driven Investing.  We do more than pick undervalued stocks and hope for their prices to rise.  We invest in companies where we’ve determined a series of catalysts exist to unlock value.  The catalysts we look for are not broadly recognized, but they are likely to have a significant impact on a stock’s performance over time.  Catalysts may include management changes, shareholder activism, and operational and financial restructurings (e.g., cost-cutting, asset sales, breakups, spinoffs, mergers, acquisitions, liquidations, share buybacks, recapitalizations, etc.).

Supporting Our Active Value Orientation . . .

•
Original Fact-Based Research.  We do not rely on brokerage reports to research companies.  We conduct our own, original fact-based research to validate management’s stated objectives and identify catalysts to unlock value.  We also perform detailed business segment analysis on each company we research.

•
Business Operating Experience.  Our senior team has hands-on business operating experience; including starting and managing businesses, sitting on company boards, and assisting management of multi-national corporations restructure their businesses.  We rely on this experience to better evaluate investment opportunities.

•
A Global Network of Strategic Relationships.  Over the past 20+ years, members of our investment team have developed extensive global networks of strategic relationships, including individuals and families that control businesses, corporate board members, corporate management, regional brokerage firms, press contacts, etc.  We leverage these relationships to help generate ideas and better evaluate investment opportunities.

•
We Invest Like Owners.  When we are interested in an investment opportunity, we get to know the management team of the company, study the company’s business model, evaluate the competitive and regulatory environment, and test and crosscheck everything the management team tells us against our own experience.  We ask ourselves if we would want to own the entire company.  If the answer is No, we will not invest in the company.

•
Not Activists, Often Collaborators.  We almost always take the approach of collaborative engagement with management, rather than taking an aggressive activist stance.  On limited occasions, when we are not satisfied with the efforts of company leadership, we may work with other shareholders to help facilitate change.

Evermore Global Value Fund

Executing Our Approach . . .

•
Concentration Maintains Focus.  Focused and disciplined investing means knowing our businesses intimately and staying patient as the process of value creation unfolds.  We maintain focus by typically being concentrated in 30 to 40 names with a high percentage of investments in our top 10 holdings.

•
Investing Across the Capital Structure.  We evaluate all parts of a company’s capital structure to determine where the best risk-adjusted return potential exists.  At times, we may invest in multiple parts of a company’s capital structure (e.g., investing in both a company’s debt and equity).

•
Targeting Complex Investment Opportunities.  We often research family controlled holding companies or conglomerates that, in many instances, are under-researched and/or misunderstood, which can create gaps between price and value.

•
Merger Arbitrage and Distressed Companies.  We may take advantage of announced merger and acquisition deals where an attractive spread (difference) exists between the market price and the announced deal price for the target company.  We also look for opportunities in distressed companies that have filed or may file for bankruptcy, or are involved in reorganizations or financial restructurings.

•	Tactically Managing Cash Levels. We are not afraid to hold significant cash positions when it makes sense for the Fund.

Evermore Global Value Fund
A Letter from the CEO

Eric LeGoff
CEO, Evermore Funds Trust

Dear Shareholder,

Despite a rocky macroeconomic start and two major surprise geopolitical events – the Brexit vote and the outcome of the U.S. presidential election – 2016 was an excellent year for the Evermore Global Value Fund (the “Fund”). Institutional Class shares of the Fund ended the year up 17.94%.  The Fund’s 2016 performance was once again very strong as compared to its peers. Based on total returns, the Fund’s Institutional Class shares were in the top 3% of all 1,015 funds in the Morningstar World Stock Category for the one year period ending December 31, 20161.  Our investment team again had the opportunity to spend some quality time in Europe in 2016, meeting with numerous corporate management teams, as well as with members of David’s relationship network (e.g., individuals who control businesses and regional investment banking firms).  The team also had the opportunity to meet with many management teams from U.S. and non-U.S. companies back here at home.

Along with the Fund’s continued strong investment performance came some notable developments in 2016.  In August, Institutional Class shares of the Fund were added to a prestigious California-based investment advisory firm’s Recommended List in the Global Stock category.  The Fund’s selection was the result of more than six years of extensive due diligence on Evermore.  In conjunction with the Fund’s addition to its Recommended List, a Due Diligence Report on the Fund was issued (a copy of which can be accessed on our website at www.evermoreglobal.com).  In addition, the Institutional Class shares of the Fund achieved a five-star Overall Morningstar rating for the period ending December 31, 2016.2  The Fund ended 2016 with $392.3 million in assets, an increase of more than 28% from year-end 2015 assets.

David Marcus and I continue to be extremely appreciative of the efforts of our employees, Board of Trustees, advisors, and service providers.  As always, I would like to thank the following service providers for their support over the past year:  U.S. Bancorp Fund Services, LLC (Fund administrator, accountant, transfer agent); U.S. Bank N.A. (Fund custodian); Quasar Distributors LLC (Fund distributor); Lyndhurst Investment Partners, LLC (third party marketing firm); Drinker Biddle & Reath LLP (Fund counsel); Jay Haas of Cipperman Compliance Services, LLC (Chief
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1
Morningstar World Stock category percent rankings for the Fund’s Institutional Class for the 1 year, 3 year, and 5 year periods ended December 31, 2016 were 3%, 5% and 9%, out of 1,015, 848, and 669 World Stock funds, respectively.

2	The Overall Morningstar rating is derived from a weighted average of the Fund’s three-year and five-year Morningstar rating metrics, based on risk-adjusted returns out of 833 World Stock funds.

Compliance Officer and compliance services provider); Gary M. Gardner (counsel to the Fund’s independent trustees); Ernst & Young (Fund auditor); Olmec Systems, Inc. (technology support provider); Tiller, LLC (marketing communications provider); JCPR, Inc. (public relations and marketing provider); Eze Castle Software (order management system provider); Advent Software (portfolio management software provider); and Bloomberg (market data provider).

And finally, the entire Evermore team would like to thank you, our shareholders, for the continued support and confidence you have shown us.  We wish you all the best for a healthy, happy and prosperous 2017.

Sincerely,

Eric LeGoff
CEO, Evermore Funds Trust

Evermore Global Value Fund
A Letter from the Portfolio Manager

David Marcus
Portfolio Manager

“The stock market is the story of cycles and of the human behavior that is responsible for overreactions in both directions.” – Seth Klarman

Dear Shareholder,

The Fund had another good year of performance in 2016.  Institutional Class shares of the Fund were up 17.94%.  We saw gains across the portfolio, regions and industries. If this past year were to have a slogan it would be “buy the crisis.”  The year started off with a massive selloff as investors globally started to fear a multitude of issues – rising interest rates, collapsing oil prices, continuing crisis in Europe, accelerating China slowdown, to name a few.  The Brexit vote, Italian referendum, and surprise Trump presidential victory created short term volatility across global markets.  Each instance of fear and panic throughout the year was peppered with the obligatory “this is the end” or “this time is different” syndrome.  We used every one of these periods as opportunities to add to existing positions at cheaper prices and to initiate new positions that had finally come into our buying zone.  It is too easy to let the headlines get into your head. However, by staying focused on cheap stocks with catalysts for value creation, we found an abundance of companies to work on.  For these reasons, 2016 turned out to be one of my favorite years in over 25 years of investing professionally.

We are not blind to what is happening around the world, but we understand that the worlds’ problems are not linear events; that along the way, things happen, people react in ways that computers do not always expect. This is why most forecasters get it wrong most of the time. We always think about how the big picture might impact our investments, but this is just one component of our investment approach and process. We do not start with the big picture to determine where to invest. We always start at the bottom and then work our way all the way up in order to understand how the big picture might impact a certain company and the catalysts that we expect to occur. The bottom line is that we are much more aware of the big picture (macro) than ever before, but do not let it rule and lead our thinking.

We are in the era of the “Market Callers.” These are the investors, strategists and especially hedge fund personalities that are incessantly making market calls. This macro investing generally produces extreme outcomes in performance for hedge funds, because it is very binary.  They are either right or wrong.  We have zero interest in this type of approach and take advantage of the volatility created by these prognostications.

After starting the year with such a massive selloff in global markets, we ended the year with the U.S. indexes trading at all-time highs, which was not generally the case in international markets.

The chart below shows 2016 investment performance for the Institutional Class shares of the Fund (“EVGIX”), HFRX Event Driven Index (“HFRX ED”), MSCI All Country World Index ex USA (“MSCI ACWI ex USA”), MSCI All Country World Index (“MSCI ACWI”), and Morningstar World Stock Category Average3.

Evermore Global Value Fund – Institutional Class
Performance for the Year Ended December 31, 2016

The performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Performance data current to the most recent month end may be obtained by calling 866-EVERMORE or (866-383-7667). The Fund imposes a 2% redemption fee on shares held for 90 days or less. Performance data quoted does not reflect the redemption fee. If reflected, total returns would be reduced.  In 2016, the Fund’s Institutional Class and Investor Class gross expense ratios were 1.26% and 1.51%, respectively.

As a result of the market volatility, over the course of the year we had a higher level of trading activity (e.g., initiating new positions, exiting positions, adding to positions and trimming positions) than normal.  That said, we are not traders…we are investors.  However, we concluded early on that by embracing the volatility in the markets and investors’ perceptions, we would be able to acquire extremely attractively priced investments at certain times and take advantage of any exuberance by selling certain holdings at other times.  In short, when it is a good day to be a buyer, it rarely is a good day to be a seller.  Conversely, when it is a good day to be a seller, it rarely is a good day to be a buyer. Having a reasonable amount of “dry powder” (i.e. cash) is critical for effectively taking advantage of buying opportunities when they are presented to us.  As such, we ended the year with 9.5% in cash, which gives us a nice war chest as we kick off 2017.
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3	The Morningstar World Stock Category Average is the average total return of the 1,015 funds in the Morningstar World Stock Category for the one-year period ending December 31, 2016.

As was the case in 2015, many of the fund’s portfolio positions had catalysts come to fruition and make major contributions to the Fund’s performance in 2016.  Below is a quarterly review of 2016 highlighting some of the year’s notable developments for the Fund’s portfolio:

Q1 2016

The first seven weeks of the first quarter was one of the most volatile periods of stock market activity I have seen since 2008.  However, the dramatic intraday swings provided one of the best buying periods we have seen since we launched the Fund.  Although markets recovered over the remainder of the quarter, Institutional Class shares of the Fund still ended the quarter down 3.83%.  We initiated several new positions during the quarter, including Scorpio Bulkers Inc., a $160 million market cap dry bulk shipping company with headquarters in Monaco and New York.  The company had one of the youngest fleets of highly fuel efficient, mid-size vessels comprised of 33 owned vessels and 15 new builds under construction.  We had the opportunity to participate in a $63 million equity raise (21 million shares at $3.00 per share) in March.  Management and insiders subscribed to $15 million, or 24%, of the offering.  In order to weather the historically low rates in the dry bulk market, management took aggressive measures to strengthen Scorpio’s balance sheet by renegotiating with its lenders for amortization holidays, lower coverage/minimum liquidity levels and no covenant tests until 2017.  In addition, the company sold existing vessels and cancelled deliveries without recourse, thereby reducing future capital expenditure obligations.  We were drawn to this opportunity for a number of reasons, including an excellent management team intensely focused on cost reduction and the fact that we believed we were buying shares at about a 65% discount to our intrinsic value estimate.  The Fund purchased both the common equity and the 7.5% 9/15/19 senior bond.  Our position in Scorpio turned out to be one of the Fund’s biggest contributors to performance in 2016.

LSB Industries, after being the Fund’s largest detractor in Q4 2015, was the Fund’s largest contributor in the first quarter thanks to a number of positive catalysts.  First, the company named a well-regarded Board member with significant industry experience as permanent CEO.  Second, LSB successfully restarted two of its four chemical facilities, whose downtime had been depressing product volumes and revenues while fueling market skepticism around plant reliability.  Third, and most importantly, the company achieved mechanical completion on its El Dorado ammonia plant buildout and reiterated its commitment to the budget and timeline previously outlined in 2015.  LSB, which we wound up exiting in the second quarter at a substantial profit, also turned out to be one of the Fund’s biggest contributors to performance in 2016.

Q2 2016

After a few months of relative calm in the global markets, volatility surged back at the end of the second quarter after UK citizens somewhat surprisingly voted to exit the European Union (“EU”).  Much like the panic and stress during the first seven weeks of the year, the first few days following the so-called “Brexit” wreaked havoc on global markets.  The end of the second quarter presented another opportunity to take advantage of panic and stress to add to existing positions at compelling prices.  Despite the shock of Brexit, the Fund had a solid quarter of performance posting a 3.15% gain.

We initiated several new European positions during the quarter, including Siltronic AG, a $477 million market capitalization German manufacturer of hyperpure silicon wafers, a product found in essentially all electronic circuitry.  The company, which was free cash flow positive and had a pristine balance sheet, was valued at just 1.8x Enterprise Value/EBITDA (trailing) and approximately one third of our estimate of replacement cost.  We thought Siltronic’s valuation was depressed for a number of reasons, including fears over excess industry capacity, exposure to Chinese demand for electronics, and lack of liquidity (after its June 2015 IPO, Siltronic was still 57.8% owned by its former parent).  We recognized that the global silicon wafer industry was very concentrated whereby the top four players had a combined 80% market share.  With this level of concentration, we believed the industry was approaching utilization rates tight enough to support increased pricing discipline, as continued demand for wafers would likely be met with a continued dearth of capital spending among Siltronic and its peers.  While we thought this on its own could lead to the stock significantly re-valuing, we believed shares were cheap enough that any number of positive developments could serve as catalysts to value creation.  For instance, we believed that the industry exhibited potential for major industry consolidation in which Siltronic could be involved.  Any resultant pricing power stemming from consolidation (and any direct cost savings, should Siltronic merge with another wafer producer) would be transformative to the company.  At more than a 40% discount to our intrinsic value estimate, and with many ways to win, we believed shares in Siltronic were extremely compelling.  Ultimately, Siltronic was another one of the Fund’s biggest contributors to performance in 2016.

Q3 2016

Despite the Brexit and U.S. election spectacle, global markets showed positive gains during the third quarter; in fact, U.S. markets hit record highs.  Institutional class shares of the Fund recorded another strong quarter of performance – rising 6.82%.  Senior members of our investment team and I had the opportunity to spend two weeks at the end of the third quarter in Europe, where we met with senior management from over 30 companies (both Fund portfolio and other companies).  We met with Dirk Markus, CEO of Aurelius Equity Opportunities SE & Co. KGaA, one of the Fund’s larger holdings.  Mr. Markus had a well-informed and rather optimistic view of opportunities in Europe by virtue of his company’s business activities.  Aurelius is a publicly traded German private equity firm that seeks to buy non-core, non-performing assets often from large conglomerates and works on turning the companies around.  They do not typically pay much, if anything, for these assets.  In fact, they recently acquired the European operations of Office Depot, which has approximately $2.25 billion of revenues, for nominal consideration.  Mr. Markus commented how the high level of restructuring activity in Europe is presenting

Aurelius with many opportunities and how he sees this as a continuing trend over the next several years.  In fact, Markus believes that Brexit fears may create compelling opportunities in the U.K., a region of Europe the Fund has not invested in over the past few years.

We added a couple of new names to the portfolio in Q3, one of which was Codere SA, a $786 million market cap gaming company headquartered in Spain with operations in Europe and Latin America.  Codere is a unique restructuring story that has not been on the radar screens for most investors and analysts.  During the last three years, the company experienced the perfect storm.  Starting in 2012, Codere’s financial difficulties were largely attributable to the financial crisis that developed in Argentina (Codere’s most profitable operation) following the nationalization of YPF-Repsol, the two-year acceleration of gaming license renewals, the devaluation of the Argentine peso and the implementation of capital controls, which resulted in large unexpected cash needs and left the company’s cash trapped in the country.  The situation was exacerbated by regulatory changes (a smoking ban and tax hikes) which affected the gaming industry in several countries.  This series of events resulted in an over-levered balance sheet that led to covenant breaches.  Today, Codere has emerged from its reorganization.  In April 2016, the company reached an agreement with bondholders, resulting in a 50% haircut to the old debt, a cash infusion and new shares that were issued, which wiped out 98% of the old equity.  The Company’s debt load has been significantly reduced to a manageable level with no near-term maturities (April and June 2021 maturities).  Post restructuring, the new equity is mostly owned by the old creditors, but the founding family continues to retain a meaningful 20% stake.  When we initiated our position, we believed the company was significantly undervalued, trading at 6 times current year’s expected EBITDA.  Based on our calculations, we estimated the stock was trading at a 40-50% discount to our estimate of its intrinsic value.

Q4 2016

The U.S. presidential election and Donald Trump’s surprise victory dominated the news in the fourth quarter.  After some initial volatility, the global markets responded positively toward the election results and the Fund posted another quarter and year of strong gains.  Institutional Class shares of the Fund were up 11.30% and 17.94%, respectively, for the three months and year ended December 31, 2016.  The Fund added several new positions in the fourth quarter, one of which was Kraton Corp., a $900 million market cap United States based producer of polymers, adhesives, and other specialty chemicals used across a diverse set of global end markets.  The company operates fourteen plants across the U.S., France, Germany, Finland, Sweden, Brazil, Japan and Taiwan.  We believed the stock was cheap primarily because of fears about long term margin stability in a low oil price environment, and the company’s high financial leverage resulting largely from the January 2016 debt-financed acquisition of Arizona Chemicals; a takeover which gave them some digestion problems as seen in reported earnings.  We believe the stock is poised to appreciate significantly as the company uses its sizeable free cash flow to bring its leverage from 4.5 times to 2.8 times Net Debt/EBITDA4 over the next two years.  By borrowing smartly, management was able to effectively double the size of their business without diluting shareholders.  The debt has traded very well in the open market and we feel confident that the company can meet their publicly communicated conservative cost saving targets for integration.  When we initiated our position in Kraton, the company was trading at around a 55% discount to our estimate of its intrinsic value.

Enzo Biochem Inc.

I would be remiss if I did not say some words about the Fund’s position in Enzo Biochem Inc., the Fund’s largest position at year-end, as well as the biggest contributor to the Fund’s investment performance in 2016.  Numerous catalysts continued to be at work at this U.S. based clinical labs and diagnostics company.  First, the company won two additional patent litigation settlements totaling $30 million during the year.  Second, 2017 trial dates have been set for three additional patent infringement lawsuits the company is prosecuting, which could accelerate future settlements.  Third, the company won approvals for proprietary AmpiProbe assays aimed at diagnosing multiple women’s infectious health issues, as well as cardiac issues.  Finally, the company has continued its dramatic operational transformation, which yielded compelling results last year.

Lessons Learned – The “Yeah, But” Syndrome

When we make an investment, we do so after an extensive review process through which we formulate a thesis.  We work to build flexibility into our thesis for timing issues and to allow for modest disruptions along the path to value creation. We take haircuts to numbers and multiples as we go along to have a conservative perspective on what the stock is really worth.  Building in these cushions helps provide a “margin of safety.”  But, ultimately, the catalysts and events that we expect to occur need to actually happen.  Simply put, if your thesis is not panning out, you should not come up with a new thesis, because this is where you’ll generally get into trouble.  I have learned over the years, sometimes the hard way, that there are two words investors should never use when talking about a stock that is not working:  “Yeah, but…”  It does not matter what you say after you say “Yeah, but;” you are just making an excuse to convince yourself to hold the stock even when company developments begin to diverge from your original thesis.  For example, assume your thesis was that a company was going to sell its non-core assets, pay shareholders a bonus dividend, and initiate a significant stock buyback.  But, instead, after the company sells its non-core assets, they announce they have decided to use the sale proceeds to make new investments.  This is where many investors might say “Yeah… but the stock is so cheap that even though the company is not sticking to our original thesis, we will keep it.”  And then, in many cases, the company squanders the cash.  We remain vigilant to avoid making similar “Yeah, but” decisions.
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4	“Net Debt” is a company’s long term debt less its cash and equivalents. “EBITDA” is the acronym for earnings before interest, taxes, depreciation and amortization.

Portfolio Characteristics as of December 31, 2016

The Fund ended the year with 35 issuer positions (not including hedges), the top 10 of which represented 41.6% of the Fund’s total net assets.  As the Market Cap Exposure, Geographic Region Exposure and Active Share5 charts below depict, the Fund’s portfolio construction does not correlate to either the MSCI ACWI benchmark or funds in the Morningstar World Stock category.

Source:  Morningstar Direct; data as of 12/31/16

*	Shown as a % of invested portfolio. Market capitalization and geographic region exposure are subject to change.

Source:  Morningstar Direct; data as of 12/31/16
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5
The Active Share metric is used to measure the active management of mutual funds.  Specifically, it is the measure of a percentage of stock holdings in a portfolio that differ from the benchmark index holdings, in this case the MSCI All-Country World Index.  An Active Share of 100 or over indicates no overlap with the benchmark index holdings.

Below are our year-end strategy classification breakdowns6 for our portfolio holdings, which we believe help present an informative picture of our concentrations.

Our Compounder bucket continued to grow over the course of 2016.  Our definition of a Compounder is a company that is generally family-owned, and perhaps a holding company or conglomerate, and that has substantially compounded its net asset value over many years, decades or generations.  Typically, Compounders are led by dynamic value creators (e.g., Vincent Bolloré and Dirk Markus), yet are trading at a discount.

Closing Thoughts

We move into the New Year with cautious optimism.  While most of this letter has referenced the Fund’s U.S. and European positions, we are also spending time looking at opportunities in Asia and Latin America and are currently planning trips to those regions during the first half of 2017.  The Fund goes into the New Year with about 9.5% in cash and little exposure to companies with highly levered balance sheets.  Importantly, we believe our look-forward opportunity set continues to be excellent.  Considering all that is going on in the world, we believe that the best is yet to come for opportunistic special situations investors.  There will always be an election with surprising results, mixed economic data, and sectors going through ups and downs.  Where extremes are seen, we believe a smart investor can locate specific opportunities that transcend the macroeconomic noise and generate an attractive rate of return.
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6	Strategy classification breakdowns are shown as a percentage of invested assets.

Our strong investment performance over the past five years is attributable not only to our investment team and selecting the right investment opportunities, but also to our investment process.  Our weekly research meetings, quarterly offsite meetings, daily interactions and risk management processes are critical parts of this process.  We remain committed to making continuous improvements to our investment process so that we can continue to provide our shareholders with attractive long-term investment results.  We thank you for your confidence and support and wish you all a healthy, safe, happy and prosperous New Year.

Thank you once again for your ongoing partnership, confidence and support.

Sincerely,

David E. Marcus
Portfolio Manager

Management’s Discussion of Fund Performance

The Fund had another strong year of performance in 2016.  For the year ended December 31, 2016, Institutional Class shares of the Evermore Global Value Fund (the “Fund”) were up 17.94%, while the MSCI All Country World Index ex USA (“MSCI ACWI ex USA”) as up 4.50%, the MSCI All Country World Index (“MSCI ACWI”) was up 7.86% and the HFRX Event Driven Index (“HFRX ED”) was up 11.08%.

We saw gains across the portfolio, across regions and across industries. If this past year were to have a slogan, it would be “buy the crisis.”  The year started off with a massive selloff as investors globally started to fear a multitude of issues – rises in interest rates, collapse of oil prices, continued crisis in Europe, accelerated China slowdown, to name a few.  The Brexit vote, Italian referendum, and surprise Trump presidential victory created short term volatility across global markets.  Each instance of fear and panic throughout the year was peppered with the obligatory “this is the end” or “this time is different” syndrome.  We used every one of these periods as opportunities to add to existing positions at cheaper prices and to initiate new positions that had finally come into our buying zone.  It is too easy to let the headlines get into your head. By staying focused on cheap stocks with catalysts for value creation, we found an abundance of companies to work on.

Three of the top five contributors to Fund performance were U.S. positions; two were European positions.  Four of the top five detractors to Fund performance were European positions; one was a U.S. position.  The largest contributors and detractors to the Fund performance for the year were:

Top Contributors	Top Detractors

Enzo Biochem Inc. (U.S.)	Telecom Italia S.p.A. (Italy)

Siltronic AG (Germany)	Bolloré SA (France)

LSB Industries Inc. (U.S.)	Par Pacific Holdings Inc. (U.S.)

Scorpio Bulkers Inc. (Monaco)	Sonae SGPS SA (Portugal)

Ambac Financial Group Inc. (U.S.)	ING Groep NV (Netherlands)

A short discussion on several of the contributors and detractors follows.

Enzo Biochem (ENZ US), a leading molecular diagnostics company and operator of clinical labs in New York and New Jersey, was the Fund’s biggest contributor to performance in 2016.  Numerous catalysts came to fruition throughout the year.  First, the company won two additional patent litigation settlements totaling $30 million during the year.  Second, 2017 trial dates were set for three additional patent infringement lawsuits the company is prosecuting, which could accelerate future settlements.  Third, the company won approvals for proprietary AmpiProbe assays aimed at diagnosing multiple women’s infectious health issues, as well as cardiac issues.  Finally, the company has continued its dramatic operational transformation, which yielded compelling results last year.  The company has a pristine balance sheet and as of October 31, 2016 had close to 24% of its market cap in cash.

Siltronic AG, a German manufacturer of hyperpure silicon wafers, a product found in essentially all electronic circuitry, was the Fund’s second largest contributor to performance in 2016.  We initiated our position in Siltronic during the second quarter of 2016.  The company, which was free cash flow positive and had a strong balance sheet, was valued at just 1.8x Enterprise Value/EBITDA (trailing) and approximately one third of our estimate of replacement cost.  We thought Siltronic’s valuation was depressed for a number of reasons, including fears over excess industry capacity, exposure to Chinese demand for electronics, and lack of liquidity (after its June 2015 IPO, Siltronic was still 57.8% owned by its former parent).  We recognized that the global silicon wafer industry was very concentrated whereby the top four players had a combined 80% market share.  With this level of concentration, we believed the industry was approaching utilization rates tight enough to support increased pricing discipline, as continued demand for wafers would likely be met with a continued dearth of capital spending among Siltronic and its peers.  While we thought this on its own could lead to the stock significantly re-valuing, we believed shares were cheap enough that any number of positive developments could serve as catalysts to value creation.  For instance, we believed that the industry exhibited potential for major industry consolidation in which Siltronic could be involved.  Any resultant pricing power stemming from consolidation (and any direct cost savings, should Siltronic merge with another wafer producer) would be transformative to the company.  At more than a 40% discount to our intrinsic value estimate, and with many ways to win, we believed shares in Siltronic were extremely compelling.  Our thesis proved correct and the catalysts we evaluated came to fruition much faster than we had originally expected.  As a result, we exited our Siltronic position in the fourth quarter with a significant short term gain.

Telecom Italia S.p.A. was the largest detractor to Fund performance in 2016.  During the first six months of the year, many investors were worried about the tougher stance that was being taken by the European regulators, especially in light of the O2 UK (Telefonica)/3 UK (CK Hutchison Holdings) deal that was blocked by U.K. regulators.  In the end, CK Hutchison’s 3 Italia and VimpelCom’s Wind subsidiaries received regulatory approval to merge, combining the two smallest players in Italy’s market.  However, the regulators stipulated that Xavier Niel’s Iliad would have to enter as a fourth operator and therefore keep the total number of telecom providers to four players.  Despite the disappointing news flow during the year, we believe the new CEO, Flavio Cattaneo, will implement an aggressive cost cutting plan, provide details on its broadband strategy, and pursue other compelling strategic initiatives to unlock value.  The company is scheduled to provide details about its strategic plan in early 2017.  We added to our position throughout the year on days of weakness.

Bolloré SA was the second largest detractor to Fund performance in 2016.  The overall weakness in the stock price was largely due to a slower-than-expected growth trajectory in the transport and logistics segment.  While the organic growth rates are still healthy in the ports and logistics assets in Africa, the global impact from contracting maritime and air freight rates have been unavoidable for the company.  In addition, the lack of communication by the company has been a growing source of frustration for investors.

During the year, Bolloré addressed this issue by putting in place a dedicated investor relations department.  Sell-side analysts are starting to wake up to the complex story about the 195 year-old conglomerate based in France.  Our bottom line is that Bolloré has become cheaper, trading at more than a 50% discount to our estimate of intrinsic value.  We opportunistically added to our position during the year.

As you are probably aware, the Fund uses derivatives in an attempt to hedge its currency exposure and portfolio risk.  The Fund hedges most of its currency exposure through the use of foreign currency exchange forward contracts (“FX forward contracts”).  In 2016, these FX forward contracts contributed to Fund performance.  The Fund also invests a small portion of its assets in options to hedge portfolio risk.  We view this as “disability insurance” for times when global markets experience significant corrections.  In 2016, these options detracted from Fund performance.

Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.  For a more complete discussion of “Derivative Risk” see the Notes to Financial Statements.

As of December 31, 2016, the Fund’s ten largest issuer positions were as follows:

% Net
Issuer	Assets
Enzo Biochem Inc.	5.86%
Ambac Financial Group	5.44%
Aurelius AG	4.14%
Scorpio Bulkers Inc.	4.09%
AINMT AS	3.96%
NN Group NV	3.95%
Codere SA	3.75%
Telecom Italia S.p.A.	3.69%
Bollore Investissement SA	3.49%
Fidelity National Info Service	3.23%

At year-end 2016, the Fund’s cash position stood at approximately 9.5%.

Opinions expressed are those of Evermore Global Advisors and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results. Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Earnings growth is not representative of the Fund’s future performance.

While the Fund is no load, management fees and other expenses still apply. Please refer to the prospectus for further details.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investing in smaller companies involves additional risks such as limited liquidity and greater volatility.  The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested in the securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities. Due to the focused portfolio, the fund may have more volatility and more risk than a fund that invests in a greater number of securities. Additional special risks relevant to the fund involve derivatives and hedging. Please refer to the prospectus for further details.

Please refer to the Schedules of Investments for complete holdings information. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The MSCI All-Country World Index (MSCI AWCI) is an unmanaged index comprised of 48 country indices, including 23 developed and 25 emerging market country indices, and is calculated with dividends reinvested after deduction of holding tax. The index is a trademark of Morgan Stanley Capital International and is not available for direct investment.

The MSCI All-Country World ex-US Index (MSCI AWCI ex USA) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The Index consists of 45 developed and emerging market countries. The Index is net of foreign withholding taxes on dividends.

Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. The HFR Event-Driven (Total) Index is being used under license from Hedge Fund Research, Inc. which does not approve or endorse Evermore Global Value Fund.

Morningstar World Stock Category – comprised of funds that typically invest the majority of their assets in the U.S., Europe, and Japan with the remainder divided among the globe’s smaller markets. These funds typically have more than 20% of their assets in U.S. securities.

It is not possible to invest directly in an index.

Morningstar Rankings represent a fund’s total-return percentile rank relative to all funds that have the same Morningstar Category.  The highest percentile rank is 1 and the lowest is 100.  It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.  Morningstar ranked the Evermore Global Value Fund in the top 3%, 5% and 9% out of 1,015, 848, and 669 World Stock Funds, respectively, for the one, three, and five year periods ending 12/31/2016. Past performance does not guarantee future results.

“Cash flow” measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. “EBIT” is the acronym for earnings before taxes and interest. “EBITDA” is the acronym for earnings before interest, taxes, depreciation and amortization.  “Market Cap” is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share. “Intrinsic value” is the price a reasonable buyer would pay for all of a company’s assets. Discount to intrinsic value is calculated by dividing the market price of a company’s stock by its intrinsic value and then subtracting 1. “Net Debt” is a company’s long term debt less its cash and equivalents. “Free cash flow” is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures. “Enterprise Value/EBITDA” is a financial ratio that measures a company’s return on investment and is commonly used to compare companies within an industry. “Correlation” is a statistical measure of the degree to which the movements of two variables (stock/option/convertible prices or returns) are related.

The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history, without adjustment for sales loads. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating™ for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating™ metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. The Evermore Global Value Fund (EVGIX) received a five-star Overall Morningstar Rating as of 12/31/2016 out of 833 World Stock Funds. The Fund had a 5-star rating for the 3-year period out of 833 World Stock Funds and 5-star rating for the 5-year period out of 663 World Stock Funds.

© 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Must be preceded or accompanied by a prospectus.

The Evermore Global Value Fund is distributed by Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank N.A.

Evermore Global Value Fund

PERFORMANCE INFORMATION (Unaudited)

Value of $10,000 vs. MSCI All-Country World Index &
HFRX Event Driven Index (Unaudited)

Total Annualized Returns For the Periods Ended December 31, 2016:

				Since	Value of
				Inception	$10,000
	1 Year	3 Year	5 Year	(1/1/2010)	(12/31/16)

Investor Class	17.68%	5.76%	11.81%	5.65%	$14,692
Institutional Class	17.94%	6.03%	12.12%	5.91%	$14,944
MSCI All-Country
World Index	7.86%	3.13%	9.36%	7.26%	$16,331
MSCI All-Country
World Index ex USA	4.50%	(1.78)%	5.00%	2.93%	$12,243
HRFX Event
Driven Index	11.08%	(0.27)%	3.66%	2.15%	$11,606

This chart illustrates the performance of a hypothetical $10,000 investment made in the Investor Class shares on January 1, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return may be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Evermore Global Value Fund

SECTOR ALLOCATION* as a Percentage of Net Assets at December 31, 2016 (Unaudited)

*	Includes investments in securities.
#	Forward foreign currency contracts, currency and liabilities in excess of net assets.

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended December 31, 2016 (Unaudited)

As a shareholder of the Evermore Global Value Fund (the “Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/16 – 12/31/16).

Actual Expenses

The first line of the table on the next page provides information about actual account values based on actual returns and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares less than 90 calendar days after you purchase them. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example on the next page.  The example on the next page includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example on the next page does not include portfolio trading commissions and related expenses, and other expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended December 31, 2016 (Unaudited), Continued

in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs may have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/16	12/31/16	7/1/16 – 12/31/16*
Investor Class Actual*	$1,000	$1,187	$8.08
Investor Class Hypothetical
(5% annual return before expenses)	$1,000	$1,017	$7.46

Institutional Class Actual*	$1,000	$1,189	$6.71
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000	$1,019	$6.19

*
Expenses are equal to the Fund’s annualized expense ratios for the most recent six-month period, interest expense and dividend expense on securities sold short, of 1.47% for Investor Class shares and 1.22% for Institutional Class shares multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2016

Shares		Value

COMMON STOCKS – 88.1%

Asset Management &
Custody Banks – 7.8%
277,089	Aurelius SE
	(Germany)[2]	$16,223,173
202,069	Eurazeo SA
	(France)	11,822,349
215,943	Mutares AG
	(Germany)[2]	2,592,507
		30,638,029

Casinos & Gaming – 5.3%
212,000	Universal
	Entertainment
	Corp. (Japan)[2]	6,121,925
34,667,260	Codere SA (Spain)*^
	(Cost: $12,971,860;
	Acquisition Date:
	08/03/2016)	14,724,773
		20,846,698

Chemicals – 3.0%
412,700	Kraton Corp.
	(United States)*[1]	11,753,696

Construction &
Engineering – 4.7%
105,555	Compagnie
	d’Enterprises
	(Belgium)	11,494,626
50,133	Ackermans & van
	Haaren NV
	(Belgium)[2]	6,971,272
		18,465,898

Consumer Finance – 2.6%
5,816,208	B2Holding ASA
	(Norway)*[2]	10,305,081

Diversified
Telecommunication Services – 7.7%
1,694,117	AINMT AS
	(Norway)*	15,547,577
16,451,987	Telecom Italia SpA
	(Italy)*[2]	14,495,372
		30,042,949

Education Services – 0.4%
2,669,660	K1 Ventures Ltd.
	(Singapore)	1,649,930

Food Products – 1.6%
345,988	Marine Harvest ASA
	(Norway)	6,238,350

General Merchandise Stores – 1.2%
270,723	Retail Holdings NV
	(Hong Kong)*[3]	4,683,508

Industrial Conglomerates – 12.3%
3,882,178	Bolloré SA (France)	13,690,073
270,611	EXOR SpA (Italy)	11,673,549
379,979	Lifco AB (Sweden)	9,726,155
606,600	CK Hutchinson
	Holdings Ltd
	(Hong Kong)	6,876,026
259,600	ThyssenKrupp AG
	(Germany)	6,186,808
		48,152,611

Insurance – 7.8%
457,231	NN Group NV
	(Netherlands)	15,495,645
678,953	Ambac Financial
	Group, Inc.
	(United States)*[1]	15,276,443
		30,772,088

IT Services – 4.7%
167,497	Fidelity National
	Information
	Services Inc.
	(United States)[1]	12,669,473
542,591	Indra Sistemas SA
	(Spain)*	5,945,780
		18,615,253

Life Sciences Tools & Services – 5.9%
3,312,792	Enzo Biochem Inc.
	(United States)*[3]	22,990,776

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2016, Continued

Shares		Value

COMMON STOCKS, Continued

Marine – 7.8%
2,947,495	Scorpio Bulkers, Inc.
	(Monaco)*[1]	$14,884,850
508,705	Hapag-Lloyd AG
	(Germany)*[2]	11,754,010
3,400,000	Safe Bulkers, Inc.
	(Greece)*[1]	3,910,000
		30,548,860

Media – 3.2%
653,600	Vivendi SA
	(France)	12,422,102

Oil, Gas & Consumable Fuels – 3.9%
535,068	Par Pacific
	Holdings Inc.
	(United States)*	7,779,888
1,084,150	Frontline Ltd.
	(Norway)[1]	7,708,307
		15,488,195

Pharmaceuticals – 2.8%
1,081,599	Fagron (Belgium)*[2]	11,058,729

Real Estate Management
& Development – 1.1%
892,805	Selvaag Bolig ASA
	(Norway)	4,135,582

Road & Rail – 1.6%
1,161,707	Nobina AB
	(Sweden)	6,471,213

Specialty Retail – 2.6%
887,257	Barnes & Noble
	Education, Inc.
	(United States)*[1]	10,176,838

TOTAL COMMON STOCKS
(Cost $294,710,236)		345,456,386

PREFERRED STOCK – 0.3%

Marine – 0.3%
51,680	Scorpio Bulkers, Inc.
	(Monaco)	1,170,035

TOTAL PREFERRED STOCK
(Cost $902,420)		1,170,035

WARRANTS – 1.5%

Insurance – 1.5%
496,324	Ambac Financial
	Group, Inc.,
	Expiration:
	April, 2023,
	Exercise Price
	$16.67
	(United States)*	6,079,969

TOTAL WARRANTS
(Cost $5,333,613)		6,079,969

Contracts[4]		Value

CALL OPTIONS PURCHASED – 0.2%

Hedges – 0.2%
6,800	CurrencyShares
	Swiss Franc Trust,
	Expiration:
	March 2017,
	Strike Price
	$97.00
	(United States)	442,000
1,000	SPDR Gold Shares,
	Expiration:
	March 2017,
	Strike Price
	$115.00
	(United States)	128,500
1,060	CurrencyShares
	Japanese Yen Trust,
	Expiration:
	March 2017,
	Strike Price $86.00
	(United States)	95,400
2,500	SPDR Gold Shares,
	Expiration:
	February 2017,
	Strike Price
	$125.00
	(United States)	28,750

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2016, Continued

Contracts[4]		Value

CALL OPTIONS
PURCHASED, Continued

Hedges – 0.2%, Continued
600	iShares 20+ Year
	Treasury Bond
	ETF, Expiration:
	January 2017,
	Strike Price
	$125.00
	(United States)	$8,400
1,000	iShares 20+ Year
	Treasury Bond
	ETF, Expiration:
	January 2017,
	Strike Price
	$130.00
	(United States)	3,000

TOTAL CALL
OPTIONS PURCHASED
(Cost $1,785,447)		706,050

PUT OPTIONS PURCHASED – 0.9%

Hedges – 0.9%
5,000	CurrencyShares
	Euro Trust,
	Expiration:
	June 2017,
	Strike Price
	$100.00
	(United States)	1,045,000
2,500	iShares Russell
	2000 ETF,
	Expiration:
	March 2017,
	Strike Price
	$131.00
	(United States)	843,750
2,500	iShares Russell
	2000 ETF,
	Expiration:
	February 2017,
	Strike Price
	$131.00
	(United States)	596,250
4,500	CurrencyShares
	Euro Trust,
	Expiration:
	March 2017,
	Strike Price
	$100.00
	(United States)	506,250
1,050	SPDR S&P500
	ETF Trust,
	Expiration:
	March 2017,
	Strike Price
	$215.00
	(United States)	337,575
500	SPDR S&P500
	ETF Trust,
	Expiration:
	February 2017,
	Strike Price
	$215.00
	(United States)	91,250
3,000	United States
	Oil Fund LP,
	Expiration:
	February 2017,
	Strike Price $11.00
	(United States)	70,500
930	SPDR S&P500
	ETF Trust,
	Expiration:
	January 2017,
	Strike Price $210.00
	(United States)	28,830
5,000	United States Oil
	Fund LP,
	Expiration:
	January 2017,
	Strike Price $10.50
	(United States)	20,000

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2016, Continued

Contracts[4]		Value

PUT OPTIONS
PURCHASED, Continued

Hedges – 0.9%, Continued
1,510	iShares iBoxx
	$ High Yield
	Corporate Bond
	ETF, Expiration:
	January 2017,
	Strike Price
	$84.00
	(United States)	$16,610
1,790	iShares iBoxx
	$ High Yield
	Corporate Bond
	ETF, Expiration:
	January 2017,
	Strike Price $82.00
	(United States)	8,055

TOTAL PUT OPTIONS
PURCHASED
(Cost $5,294,628)		3,564,070

Shares

SHORT-TERM INVESTMENT – 7.5%

Money Market Fund – 7.5%
29,330,128	Invesco Treasury
	Portfolio –
	Institutional Class,
	0.37%[5]	29,330,128

TOTAL SHORT-TERM
INVESTMENT
(Cost $29,330,128)		29,330,128

SECURITIES HELD AS
COLLATERAL ON LOANED
SECURITIES – 9.2%

Money Market Fund – 9.2%
36,013,906	Dreyfus
	Government Cash
	Management-
	Investor Class,
	0.44%[5]	36,013,906
TOTAL SECURITIES HELD
AS COLLATERAL ON
LOANED SECURITIES
(See Note 2)
(Cost $36,013,906)		36,013,906

TOTAL INVESTMENTS IN
SECURITIES – 107.7%
(Cost $373,370,378)		422,320,544
Liabilities in Excess
of Other Assets – (7.7)%		(30,006,457)
TOTAL NET
ASSETS – 100.0%		$392,314,087

Contracts[4]

CALL OPTIONS
WRITTEN – 0.3%
5,000	CurrencyShares
	Euro Trust,
	Expiration:
	June 2017,
	Strike Price
	$108.00
	(United States)	507,500
6,400	CurrencyShares
	Euro Trust,
	Expiration:
	March 2017,
	Strike Price
	$107.00
	(United States)	323,200

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2016, Continued

Contracts[4]		Value

CALL OPTIONS
WRITTEN – 0.3%, Continued
4,000	CurrencyShares
	Euro Trust,
	Expiration:
	March 2017,
	Strike Price $106.00
	(United States)	$278,000
5,000	United States Oil
	Fund LP,
	Expiration:
	January 2017,
	Strike Price $12.00
	(United States)	82,500
2,500	SPDR Gold Shares,
	Expiration:
	February 2017,
	Strike Price $135.00
	(United States)	7,500
510	CurrencyShares
	Japanese Yen Trust,
	Expiration:
	March 2017,
	Strike Price $97.00
	(United States)	5,100

TOTAL CALL
OPTIONS WRITTEN
(Premiums Received
$1,468,647)		1,203,800

PUT OPTIONS
WRITTEN – 0.2%
5,000	CurrencyShares Euro
	Trust, Expiration:
	June 2017,
	Strike Price $94.00
	(United States)	387,500
2,500	iShares Russell
	2000 ETF,
	Expiration:
	February 2017,
	Strike Price $120.00
	(United States)	158,750
4,500	CurrencyShares Euro
	Trust, Expiration:
	March 2017,
	Strike Price $95.00
	(United States)	114,750
1,050	SPDR S&P500
	ETF Trust,
	Expiration:
	March 2017,
	Strike Price $195.00
	(United States)	95,025
1,000	iShares 20+ Year
	Treasury Bond ETF,
	Expiration:
	January 2017,
	Strike Price
	$117.00
	(United States)	70,500
620	SPDR S&P500
	ETF Trust,
	Expiration:
	February 2017,
	Strike Price
	$200.00
	(United States)	31,310
3,250	iShares Russell
	2000 ETF,
	Expiration:
	January 2017,
	Strike Price
	$119.00
	(United States)	27,625
1,000	SPDR Gold Shares,
	Expiration:
	February 2017,
	Strike Price $100.00
	(United States)	23,000
5,000	United States Oil
	Fund LP,
	Expiration:
	January 2017,
	Strike Price $9.00
	(United States)	2,500

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2016, Continued

Contracts[4]		Value

PUT OPTIONS
WRITTEN – 0.2%, Continued
930	SPDR S&P500
	ETF Trust,
	Expiration:
	January 2017,
	Strike Price
	$180.00
	(United States)	$2,325

TOTAL PUT OPTIONS
WRITTEN
(Premiums Received
$1,685,278)		913,285

TOTAL OPTIONS
WRITTEN
(Premiums Received
$3,153,925)		$2,117,085

*	Non-income producing security.
^
This security was fair valued in good faith by the Adviser’s Valuation Committee and this security is restricted to resale. The aggregate value of this security at December 31, 2016 was $14,724,773, which represents 3.8% of net assets.

1
All or a portion of this security was segregated as collateral for forward foreign currency contracts and written options. Forward foreign currency contracts and written options are collateralized with fully paid securities and cash with a value of $40,504,000.

2	All or a portion of this security is out on loan. See Note 2N in the Notes to the Financial Statements.
3	Affiliated company as defined by the Investment Company Act of 1940. See Note 6 in the Notes to the Financial Statements.
4	100 shares per contract
5	Seven-day yield as of December 31, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

Evermore Global Value Fund

COUNTRY ALLOCATION for Investments in Securities at December 31, 2016

Country	Long Exposure
United States#	39.8%
Norway	11.2%
France	9.7%
Germany	9.4%
Belgium	7.5%
Italy	6.7%
Spain	5.3%
Sweden	4.1%
Monaco	4.1%
Netherlands	3.9%
Hong Kong	3.0%
Japan	1.6%
Greece	1.0%
Singapore	0.4%
Total	107.7%

Percentages are stated as a percent of net assets.
#	United States allocation includes Short-Term Investment-Money Market Fund of 7.5% and Securities Held as Collateral on Loaned Securities of 9.2%.

FORWARD FOREIGN CURRENCY CONTRACTS at December 31, 2016

As of December 31, 2016, the Fund had the following forward currency contracts outstanding:

	Amount			Amount
	of			of		Net
Currency	Currency	Settle-	Currency	Currency		Unrealized
to be	to be	ment	to be	to be	Fair	Appreciation
Received	Received	Date	Delivered	Delivered	Value	(Depreciation)
USD	163,093,700	3/13/17	EUR	154,000,000	$162,708,025	$385,675	(a)
USD	5,866,533	3/13/17	JPY	673,900,000	5,787,134	79,399	(a)
USD	36,504,861	3/13/17	NOK	311,000,000	36,032,055	472,806	(a)
USD	15,756,006	3/13/17	SEK	144,000,000	15,874,500	(118,494	)(a)
USD	1,745,815	3/13/17	SGD	2,500,000	1,725,697	20,118	(a)
SGD	250,000	3/13/17	USD	172,720	172,570	(150	)(a)
Net Value of Outstanding Forward Currency Contracts					$222,299,981	$839,354

EUR	Euro
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollars
(a)	Counterparty: forward foreign currency contracts outstanding with Bank of New York Mellon.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2016

ASSETS
Investments in unaffiliated securities, at value(1)^ (Note 2)	$394,646,260
Investments in affiliated securities, at value* (Notes 2 and 6)	27,674,284
Total investments, at value	422,320,544
Unrealized gain on forward foreign currency contracts	957,998
Cash	82,502
Receivables:
Investment securities sold	194,779
Fund shares sold	5,911,113
Dividends and interest, net of foreign withholding taxes	5,606
Dividend reclaims	334,733
Due from broker	1,267,931
Securities lending income	15,942
Prepaid expenses	71,487
Total assets	431,162,635

LIABILITIES
Unrealized loss on forward foreign currency contracts	118,644
Written options, at value (premiums received $3,153,925)	2,117,085
Payables:
Investments purchased	123,896
Fund shares redeemed	50,446
Collateral for securities out on loan, at value	36,013,906
Investment advisory fees	304,529
Administration fees	37,827
Custody fees	14,541
Distribution fees – Investor Class	12,729
Fund accounting fees	1,614
Transfer agent fees	13,030
Other accrued fees	40,301
Total liabilities	38,848,548
NET ASSETS	$392,314,087

COMPONENTS OF NET ASSETS
Paid-in capital	$326,821,536
Undistributed net investment income	1,080,042
Accumulated net realized gain on investments, foreign
currency transactions & forward foreign currency contracts	13,614,162
Net unrealized appreciation on investments, foreign
currency transactions & forward foreign currency contracts	50,798,347
Net assets	$392,314,087
^ Cost of unaffiliated investments	$359,652,284
* Cost of affiliated investments	$13,718,094

(1)	The market value of securities out on loan was $33,868,594 as of December 31, 2016.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2016, Continued

Investor Class:
Net assets	$60,826,494
Shares issued and outstanding (unlimited number
of shares authorized without par value)	4,667,443
Net asset value	$13.03

Institutional Class:
Net assets	$331,487,593
Shares issued and outstanding (unlimited number
of shares authorized without par value)	25,301,482
Net asset value	$13.10

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Evermore Global Value Fund

STATEMENT OF OPERATIONS for the Year Ended December 31, 2016

INVESTMENT INCOME
Income
Dividends (net of $725,306 foreign withholding taxes)
Unaffiliated issuers, income	$7,730,770
Interest, unaffiliated issuers	49,597
Securities lending income, net	187,751
Other income	21
Total investment income	7,968,139

EXPENSES (Note 3)
Investment advisory fees	3,215,523
Administration fees	229,565
Transfer agent fees	125,635
Legal fees	124,573
Distribution fees – Investor Class	122,183
Custody fees	60,685
Trustee fees	50,855
Audit and tax fees	50,110
Registration fees	45,883
Shareholder reporting fees	37,488
Insurance fees	34,970
Chief Compliance Officer fees	34,516
Interest expense	31,583
Miscellaneous fees	15,577
Fund accounting fees	11,946
Dividend expense	10,785
Total expenses	4,201,877
Net investment income	3,766,262

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
CURRENCY TRANSACTIONS, FORWARD FOREIGN CURRENCY CONTRACTS,
WRITTEN OPTIONS & SECURITIES SOLD BUT NOT YET PURCHASED
Net realized gain (loss) on:
Investments & foreign currency transactions – unaffiliated issuers	6,049,368
Investments & foreign currency transactions – affiliated issuers	1,161,565
Forward foreign currency contracts	6,878,426
Written options	2,043,285
Securities sold but not yet purchased	22,949
Change in net unrealized appreciation (depreciation) on:
Investments & foreign currency transactions – unaffiliated issuers	19,046,780
Investments & foreign currency transactions – affiliated issuers	18,216,686
Forward foreign currency contracts	1,071,692
Written options	1,036,840
Securities sold but not yet purchased	(248,774)
Net realized and unrealized gain (loss) on investments, foreign currency transactions, forward foreign currency contracts, written options &
securities sold but not yet purchased	55,278,817
Net increase in net assets resulting from operations	$59,045,079

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2016	2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$3,766,262	$1,579,944
Net realized gain (loss) on investments, foreign currency
transactions, forward foreign currency contracts, written
options and securities sold but not yet purchased	16,155,593	16,370,830
Change in unrealized appreciation (depreciation)
on investments, foreign currency transactions, forward
foreign currency contracts, written options and securities sold
but not yet purchased	39,123,224	1,069,471
Net increase in net assets resulting from operations	59,045,079	19,020,245

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5)
Net investment income – Investor Class	(485,308)	(409,191)
Net investment income – Institutional Class	(3,379,860)	(3,101,533)
Total distributions from net investment income	(3,865,168)	(3,510,724)
Net realized gains – Investor Class	(62,238)	(210,398)
Net realized gains – Institutional Class	(342,514)	(1,292,498)
Total distributions from net realized gains	(404,752)	(1,502,896)
Total distributions to shareholders	(4,269,920)	(5,013,620)

CAPITAL SHARE TRANSACTIONS (Note 3)
Net increase in net assets derived from net change in
outstanding shares – Investor Class	9,616,108	7,784,801
Net increase in net assets derived from net change in
outstanding shares – Institutional Class	22,371,715	50,715,324
Total increase in net assets
from capital share transactions	31,987,823	58,500,125
Total increase in net assets	86,762,982	72,506,750

NET ASSETS
Beginning of year	305,551,105	233,044,355
End of year	$392,314,087	$305,551,105
Undistributed net investment income	$1,080,042	$1,195,541

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2016		December 31, 2015
Investor Class	Shares	Value	Shares	Value
Shares sold	1,686,581	$19,198,117	1,307,309	$14,996,356
Shares issued in reinvestment
of distributions	41,196	524,427	53,710	584,899
Shares redeemed[1]	(872,906)	(10,106,436)	(693,986)	(7,796,454)
Net increase (decrease)	854,871	$9,616,108	667,033	$7,784,801

	Year Ended		Year Ended
	December 31, 2016		December 31, 2015
Institutional Class	Shares	Value	Shares	Value
Shares sold	5,866,075	$67,270,025	8,486,303	$96,637,036
Shares issued in reinvestment
of distributions	284,318	3,636,431	393,385	4,307,571
Shares redeemed[2]	(4,248,418)	(48,534,741)	(4,406,239)	(50,229,283)
Net increase (decrease)	1,901,975	$22,371,715	4,473,449	$50,715,324

1	Net of redemption fees of $2,531 and $335, respectively.
2	Net of redemption fees of $2,840 and $301, respectively.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year

Investor Class*

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value,
beginning of year	$11.18	$10.52	$11.85	$8.59	$8.31

INCOME FROM INVESTMENT OPERATIONS
Net investment
income (loss)**	0.11	0.04	(0.07)	0.03	0.31
Net realized and unrealized
gain (loss) on investments	1.86	0.79	(0.73)	3.23	0.29
Total from
investment operations	1.97	0.83	(0.80)	3.26	0.60

LESS DISTRIBUTIONS
From net investment income	(0.11)	(0.11)	(0.53)	—	(0.28)
Return of capital	—	—	—	—	(0.04)
Net realized gains	(0.01)	(0.06)	—	—	—
Total distributions	(0.12)	(0.17)	(0.53)	—	(0.32)
Paid-in capital from
redemption fees	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value, end of year	$13.03	$11.18	$10.52	$11.85	$8.59
Total return	17.68%	7.88%	(6.83)%	37.95%	7.24%

SUPPLEMENTAL DATA
Net assets,
end of year (thousands)	$60,826	$42,624	$33,077	$28,258	$13,491
Portfolio turnover rate	59%	57%	42%	54%	45%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year, Continued

Investor Class*

	Year Ended December 31,
	2016	2015	2014	2013	2012
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]
Before expenses absorbed or
recouped, including interest
and dividend expense	1.51%	1.73%	1.60%	1.81%	2.13%
Before expenses absorbed or
recouped, excluding interest
and dividend expense	1.49%	1.55%	1.59%	1.79%	2.12%
After expenses absorbed or
recouped, including interest
and dividend expense	1.51%	1.73%	1.61%	1.62%	1.61%
After expenses absorbed or
recouped, excluding interest
and dividend expense	1.49%	1.55%	1.60%	1.60%	1.60%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expenses absorbed or
recouped, including interest
and dividend expense	0.95%	0.35%	(0.59)%	0.09%	3.07%
After expenses absorbed or
recouped, including interest
and dividend expense	0.95%	0.35%	(0.60)%	0.28%	3.59%

*	Prior to April 30, 2015, Investor Class shares were known as Class A shares.
**	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year

Institutional Class*

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value,
beginning of year	$11.24	$10.57	$11.90	$8.61	$8.32

INCOME FROM INVESTMENT OPERATIONS
Net investment
income (loss)**	0.14	0.07	(0.04)	0.05	0.34
Net realized and unrealized
gain (loss) on investments	1.87	0.79	(0.69)	3.24	0.28
Total from
investment operations	2.01	0.86	(0.73)	3.29	0.62

LESS DISTRIBUTIONS
From net investment income	(0.14)	(0.13)	(0.60)	—	(0.29)
Return of capital	—	—	—	—	(0.04)
Net realized gains	(0.01)	(0.06)	—	—	—
Total distributions	(0.15)	(0.19)	(0.60)	—	(0.33)
Paid-in capital from
redemption fees	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value, end of year	$13.10	$11.24	$10.57	$11.90	$8.61
Total return	17.94%	8.18%	(6.58)%	38.21%	7.55%

SUPPLEMENTAL DATA
Net assets,
end of year (thousands)	$331,488	$262,927	$199,968	$127,357	$66,648
Portfolio turnover rate	59%	57%	42%	54%	45%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year, Continued

Institutional Class*

	Year Ended December 31,
	2016	2015	2014	2013	2012
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]
Before expenses absorbed or
recouped, including interest
and dividend expense	1.26%	1.48%	1.35%	1.56%	1.88%
Before expenses absorbed or
recouped, excluding interest
and dividend expense	1.24%	1.31%	1.34%	1.54%	1.87%
After expenses absorbed or
recouped, including interest
and dividend expense	1.26%	1.48%	1.36%	1.37%	1.36%
After expenses absorbed or
recouped, excluding interest
and dividend expense	1.24%	1.31%	1.35%	1.35%	1.35%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expenses absorbed or
recouped, including interest
and dividend expense	1.20%	0.60%	(0.33)%	0.34%	3.32%
After expenses absorbed or
recouped, including interest
and dividend expense	1.20%	0.60%	(0.34)%	0.53%	3.84%

*	Prior to April 30, 2015, Institutional Class shares were known as Class I shares.
**	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2016

NOTE 1 – ORGANIZATION

The Evermore Global Value Fund (the “Fund”) is a series of shares of Evermore Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end diversified management investment company.  The Fund commenced operations on January 1, 2010.  Evermore Global Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund.

The investment objective of the Fund is to seek capital appreciation by investing in securities from markets around the world, including U.S. markets.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The Fund offers Investor Class and Institutional Class shares.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  Investor Class shares have no sales charge.  Institutional Class shares have no sales charge and are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, certain financial intermediaries, endowments, foundations and corporations.  The offering price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares (both Investor Class and Institutional Class) held less than 90 days.  As a result, the redemption price per share may differ from the net asset value based on the length of time a share of the Fund is held.  Prior to April 30, 2015, Investor Class shares were known as Class A and Institutional Class shares were known as Class I shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Investment Valuation and Fair Value Measurement.  All domestic equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2016, Continued

traded on NASDAQ will be valued at the NASDAQ Official Closing Price.  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and ask prices will be used, except on days when the ask price is 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and ask price will be used, except on days when the ask price is 10% greater than the bid price. In such instances,  the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee.

The Fund invests substantially in securities traded on foreign exchanges (see “Foreign Currency Translation”).  Investments that are primarily traded on foreign exchanges are generally valued in their local currencies as of the close of their primary exchange or market, or if there were no transactions on such day, at the mean between the bid and ask prices.  The local prices are converted to U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange.  Exchange rates are provided daily by recognized independent pricing agents.  Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the relevant forward rates provided by an independent pricing service.

There may be less publicly available information about a foreign company than about a U.S. company.  Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers.  The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less in U.S. markets.  As a result, securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issues.  Transaction costs, the costs associated with buying and selling securities on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund’s foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals.  The Fund may have greater difficulty taking appropriate legal action with respect to foreign issuers in U.S. courts.

For foreign securities traded on foreign exchanges, the Trust has selected Interactive Data Corporation’s Fair Value Information Services (“FVIS”) to

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2016, Continued

provide pricing data with respect to foreign security holdings held by the Fund.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a “trigger level,” which is a pre-determined percentage move in a specified index that must occur before foreign securities will be fair value priced using FVIS prices. The Fund then utilizes a “confidence interval” when determining the use of the FVIS prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FVIS provides the confidence interval for each security for which it provides a price.  If the FVIS provided price falls within the confidence interval, the Fund will value the particular security at that price.  If  the FVIS provided price does not fall within the confidence interval, the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and ask prices. There were no foreign equities fair valued using FVIS as of December 31, 2016.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Adviser’s Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Adviser.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. The generally accepted accounting principles in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –
Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.  These types of assets generally included in this category are domestic equities listed in active markets and foreign equities listed in active markets that have not been fair valued using FVIS.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2016, Continued

These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.  The types of assets generally included in this category are bonds, financial instruments classified as derivatives and foreign equities fair valued using FVIS.

Level 3 –
Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or required significant management judgment or estimation.  These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity.  This category may include investments where trading has been halted or there are certain restrictions on trading.  While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS December 31, 2016, Continued

The following is a summary of the classification levels of the Fund’s investments as of December 31, 2016:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Asset Management &
Custody Banks	$30,638,029	$—	$—	$30,638,029
Casinos & Gaming	6,121,925	—	14,724,773	20,846,698
Chemicals	11,753,696	—	—	11,753,696
Construction &
Engineering	18,465,898	—	—	18,465,898
Consumer Finance	10,305,081	—	—	10,305,081
Diversified
Telecommunication
Services	14,495,372	15,547,577	—	30,042,949
Education Services	1,649,930	—	—	1,649,930
Food Products	6,238,350	—	—	6,238,350
General
Merchandise Stores	4,683,508	—	—	4,683,508
Industrial
Conglomerates	48,152,611	—	—	48,152,611
Insurance	30,772,088	—	—	30,772,088
IT Services	18,615,253	—	—	18,615,253
Life Science Tools
& Services	22,990,776	—	—	22,990,776
Marine	30,548,860	—	—	30,548,860
Media	12,422,102	—	—	12,422,102
Oil, Gas &
Consumable Fuels	15,488,195	—	—	15,488,195
Pharmaceuticals	11,058,729	—	—	11,058,729
Real Estate Management
& Development	4,135,582	—	—	4,135,582
Road & Rail	6,471,213	—	—	6,471,213
Specialty Retail	10,176,838	—	—	10,176,838
Total Common Stocks	315,184,036	15,547,577	14,724,773	345,456,386
Preferred Stocks	1,170,035	—	—	1,170,035
Warrants	6,079,969	—	—	6,079,969
Call Options Purchased	—	706,050	—	706,050
Put Options Purchased	—	3,564,070	—	3,564,070
Short-Term Investments	29,330,128	—	—	29,330,128
Investments Purchased
With Proceeds From
Securities Lending
Collateral	36,013,906	—	—	36,013,906
Total Investments
in Securities	387,778,074	19,817,697	14,724,773	422,320,544
Unrealized appreciation on
Forward Foreign
Currency Contracts#	—	957,998	—	957,998
Total Assets	$387,778,074	$20,775,695	$14,724,773	$423,278,542

# These derivative instruments are valued at the unrealized appreciation (depreciation) on the investments.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2016, Continued

Liabilities	Level 1	Level 2	Level 3	Total
Call Options Written	$—	$(1,203,800)	$—	$(1,203,800)
Put Options Written	—	(913,285)	—	(913,285)
Total Options Written	$—	$(2,117,085)	$—	$(2,117,085)
Unrealized depreciation on
Forward Foreign
Currency Contracts#	—	(118,644)	—	(118,644)
Total Liabilities	$—	$(2,235,729)	$—	$(2,235,729)

Transfers between levels are determined as of the end of the reporting period and it is the Fund’s policy to recognize transfers at the value as of the beginning of the year. Below are the transfers between Levels 1 and 2 during the reporting year from January 1, 2016 to December 31, 2016.

Description	Investments in Securities
Transfers into Level 1	$55,911
Transfers out of Level 1	—
Net transfers in and/or out of Level 1	$55,911
Transfers into Level 2	$—
Transfers out of Level 2	(55,911)
Net transfers in and/or out of Level 2	$(55,911)

The transfers from Level 2 to Level 1 are due to a foreign security no longer being fair valued as a result of trading on a stock exchange on December 31, 2016.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Common Stocks
Balance as of January 1, 2016	$—
Purchases	12,971,861
Sales proceeds and paydowns	—
Accreted discounts, net	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	1,752,912
Transfers into/(out of) Level 3	—
Balance as of December 31, 2016	$14,724,773
Change in unrealized appreciation (depreciation)
during the period for Level 3 investments
held at December 31, 2016.	$1,752,912

The Level 3 amount disclosed in the Notes to the Financial Statements totaling $14,724,773 consists of one security that is fair valued in good faith by the Adviser’s Valuation Committee. This committee valued this security at the

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS December 31, 2016, Continued

recent sales price of $0.42 per share of the restricted tranche held. Any change in trading activity of this security would directly impact the security’s price.

B.
Option Writing.  When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

At December 31, 2016, the maximum payments for put options written amounted to $913,285, with total premiums received of $3,153,925.  The maximum payments for call options written cannot be determined. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

The number of option contracts written and premiums received during the year ended December 31, 2016 were as follows:

	Written Options
	Number of Contracts	Premiums Received
Options outstanding,
beginning of year	—	$—
Options written	63,560	6,042,551
Options closed	—	—
Options exercised	(8,700)	(822,891)
Options expired	(6,600)	(2,065,735)
Options outstanding,
end of year	48,260	$3,153,925

The average quarterly values outstanding of purchased and written options during the period ended December 31, 2016 were as follows:

Long Positions
Purchased Options	$2,136,605
Written Options	462,832

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2016, Continued

C.
Financial Derivative Instruments.  The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may employ hedging strategies.  Hedging is a technique designed to reduce a potential loss to a fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements.  When pursuing these hedging strategies, the Fund will primarily engage in forward foreign currency exchange contracts.  However, the Fund may also engage in the following currency transactions: currency futures contracts, currency swaps, options on currencies, or options on currency futures.  In addition, the Fund may engage in other types of transactions, such as the purchase and sale of exchange-listed and over-the-counter (“OTC”) put and call options on securities, equity and fixed-income indices and other financial instruments; and the purchase and sale of financial and other futures contracts and options on futures contracts.

During the year, the Fund hedged most of its currency exposure through the use of foreign currency forward contracts.  In 2016, these foreign currency forward contracts positively contributed to Fund performance.  The Fund also invests a small portion of its assets in options to hedge portfolio tail risk.  The Adviser views these as “disability insurance” for times when global markets experience significant volatility.  These options detracted from Fund performance during the year.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2016, Continued

The following table shows the fair value of derivative instruments as of December 31, 2016 and their location on the Fund’s Statement of Assets and Liabilities:

	Asset Derivatives as		Liability Derivatives as
	of December 31, 2016		of December 31, 2016
		Fair		Fair
Derivative Instruments	Location	Value	Location	Value
Forward foreign	Unrealized	$957,998	Unrealized	$118,644
currency contracts	gain on		loss on
	forward		forward
	foreign		foreign
	currency		currency
	contracts		contracts
Call options purchased	Investments	706,050	—	—
	in securities,
	at value
Put options purchased	Investments	3,564,070	—	—
	in securities,
	at value
Call options written	—	—	Written	$1,203,800
			options,
			at value
Put options written	—	—	Written	913,285
			options,
			at value
Total		$5,228,118		$2,235,729

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2016, Continued

Statement of Operations
The following table shows the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016:

			Location of	Change in
	Location	Net	Unrealized	Unrealized
	of Gain	Amounts	Appreciation	Appreciation
	(Loss) on	Presented	(Depreciation)	(Depreciation)
	Derivatives	in the	on Derivatives	on Derivatives
Derivative	Recognized	Financial	Recognized	Recognized
Instruments	in Income	Statements	in Income	in Income
Forward	Net realized gain	$6,878,426	Change in net	$1,071,692
foreign	(loss) on forward		unrealized
currency	foreign currency		appreciation
contracts	contracts		(depreciation) on
forward foreign
currency contracts
Call options	Net realized	(2,847,460)	Change in net	(556,375)
purchased	gain (loss)		unrealized
	on investments		appreciation
(depreciation)
on investments
Put options	Net realized	(2,808,071)	Change in net	(1,571,691)
purchased	gain (loss)		unrealized
	on investments		appreciation
(depreciation)
on investments
Call options	Net realized	2,130,129	Change in net	264,847
written	gain (loss) on		unrealized
	written options		appreciation
(depreciation)
on written options
Put options	Net realized	(86,844)	Change in net	771,993
written	gain (loss)		unrealized
	on written		appreciation
	options		(depreciation)
on written options
Total		$3,266,180		$(19,534)

D.	Principal Risks from the Investments.

Currency Exchange Rate Risk – Foreign securities may be issued and traded in foreign currencies.  As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S.  For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.  The Fund may also employ strategies intended to increase exposure to

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2016, Continued

certain currencies. Such currency transactions involve additional risks, and the Fund’s strategies, if unsuccessful, may decrease the value of the Fund.

Derivative Investment Risk – Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk, and foreign exchange risk.  Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund may lose more money than its initial investment in the derivative.  A small investment in a derivative could have a relatively large positive or negative impact on the performance of the Fund, potentially resulting in losses to Fund shareholders.

Emerging Market Risk – The risks of foreign investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. Emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets. For example, political and economic structures in these countries may be less established and may change rapidly.  These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility.  In fact, short-term volatility in these markets and declines of 50% or more are not uncommon.  Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

E.
Offsetting Assets and Liabilities.  The Fund is subject to master netting arrangements with its counter party (Bank of New York Mellon) which govern the terms of certain transactions between the Fund and the counter party. The arrangements allow the Fund to close out and net its total exposure in the event of a default with respect to all transactions governed within the arrangements upon settlement of multiple transactions between two parties. The following is a summary of offsetting transactions for the Fund as of December 31, 2016:

		Gross	Gross Amounts
		Amount of	Offset in the
	Investment	Recognized	Statement of
Description	Type	Assets	Assets & Liabilities
Assets:
Bank of	Forward Foreign
New York Mellon	Currency Contracts	$ 957,998	$ —

Net Amounts	Gross Amounts Not Offset in
Presented in	the Statement of Assets & Liabilities
the Statement			Net Amount
of Assets	Financial	Collateral	(not less
& Liabilities	Instruments	Received	than zero)

$ 957,998	$ (118,644)	$ —	$ 839,354

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2016, Continued

		Gross	Gross Amounts
		Amount of	Offset in the
	Investment	Recognized	Statement of
Description	Type	Assets	Assets & Liabilities
Liabilities:
Bank of	Forward Foreign
New York Mellon	Currency Contracts	$ 118,644	$ —

Net Amounts	Gross Amounts Not Offset in
Presented in	the Statement of Assets & Liabilities
the Statement			Net Amount
of Assets	Financial	Collateral	(not less
& Liabilities	Instruments	Received	than zero)
$ 118,644	$ (118,644)	$ —	$ —

F.
Foreign Currency Translation.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2016, Continued

A regulated investment company may elect to treat any portion of its qualified late year losses as arising on the first day of the next taxable year. Qualified late year losses are any ordinary and net capital losses incurred between November 1 and the end of the fiscal year, December 31, 2016. The Fund did not defer any late-year ordinary losses.

The Fund did not have capital loss carryforwards available during 2016 for federal income tax purposes.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences primarily relate to foreign currency and sales of Passive Foreign Investment Companies. For the year ended December 31, 2016, the following table shows the reclassifications made:

Undistributed	Accumulated
Net Investment	Net Realized	Paid In
Income/(Loss)	Gain/(Loss)	Capital
$(16,593)	$16,593	$ —

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2013-2015), or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies their major tax jurisdictions as U.S. Federal New Jersey State and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.  Generally, tax authorities can examine all tax returns filed for the last three years.

H.
Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded because the Fund intends to settle the contracts prior to delivery. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are extinguished. For federal income tax purposes, the Fund elected capital treatment for all realized and unrealized transactions on forward foreign currency contracts during the year ended December 31, 2016.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2016, Continued

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase.  These contracts involve market risk in excess of the amount reflected in the Fund’s Statement of Assets and Liabilities.  The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts. The average quarterly notional value of forward foreign currency contracts outstanding during the year ended December 31, 2016 was $227,658,795.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of counterparties.  Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down by at least the predetermined threshold amount.  See note two for further information on forward foreign currency contracts.

I.
Short Sales. The Fund may make short sales of securities, including “short sales against the box.” In a short transaction, a fund sells a security it does not own in anticipation that the market price of that security will decline.  The Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When the Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open.  The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund’s custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed.  The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2016, Continued

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a Fund replaces the borrowed security by buying the security in the securities market, the Fund may pay more for the security than it has received from the purchaser in the short sale.  A Fund may, however, profit from a change in the value of the security sold short, if the price decreases.  The Fund did not hold any securities sold but not yet purchased as of December 31, 2016.

J.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/ amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

K.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

L.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

M.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. As discussed in Note 1, shares are subject to a redemption fee if sold before a specified holding period.  Any redemption fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’ daily NAV calculation.

N.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2016, Continued

as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on prior experience, the Fund expects the risk of loss to be remote.

O.
Securities Lending. The Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations. This activity is subject to an agreement where The Bank of New York Mellon acts as the Fund’s agent. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Pursuant to this agreement, income earned from the securities lending program is paid to the Fund, net of any fees paid to The Bank of New York Mellon and is recognized as “securities lending income, net” on the Statement of Operations.

Lending of the Fund’s securities exposes the Fund to the following risks: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Fund may experience losses related to the reinvestment of collateral. To minimize these risks, loans must be continuously secured by collateral consisting of cash or securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or an irrevocable standby letter of credit or any combination thereof. The collateral and the securities loaned shall be marked to market daily. Upon the origination of any loan, collateral shall be equal to 102% of the market value (plus accrued interest) of the securities loaned, if the securities loaned are issued by U.S. issuers. Such collateral requirement shall be 105% for securities of non-U.S. issuers. The collateral must be received concurrently with delivery of the loaned securities and the collateral must be kept in an account appropriately segregated by the custodian from any assets not belonging to the Fund. The value of the collateral requirement is determined based upon the closing price of a borrowed security, with the collateral balance adjusted the following business day. Although there is no specified time limit regarding how long a security may be out on loan, the Fund or the borrower may request that a security on loan be returned at any time. If the Fund requests that a specific security be returned, and the borrower fails to return such security, the Fund will be able to retain the borrower’s collateral. Assets in collateral account will be invested by The Bank of New York Mellon, as directed by the Adviser in short term U.S. government money market instruments that constitute “Eligible Securities” (as defined in Rule 2a-7 under the Investment Company Act). All of the assets that are held by the collateral account will be valued on an amortized cost basis to the extent permitted by

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2016, Continued

applicable Commission or staff releases, rules, letters or order. As of December 31, 2016, the Fund received cash collateral for the common stock out on loan of $36,013,906, which is available to offset the market value of the Fund’s securities out on loan of $33,868,594.  The investment of this cash collateral in the Dreyfus Government Cash Management Investors Class Fund is presented in the Fund’s Schedule of Investments as “Securities Held as Collateral on Loaned Securities.”  The collateral amount received does not include excess collateral received, if any, which is included in the “Payable upon return of securities on loan” on the Statement of Assets and Liabilities.  The securities lending program restricts investments to several prescribed money market funds along with a collateralized separate account investment option. The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

	Gross	Net Amounts	Gross Amounts Not
	Amounts	Presented	Offset in the Statement
Gross	Offset in the	in the	of Assets & Liabilities
Amount of	Statement	Statement			Net Amount
Recognized	of Assets	of Assets	Financial	Collateral	(not less
Liabilities	& Liabilities	& Liabilities	Instruments	Received	than zero)
$36,013,906	$ —	$36,013,906	$36,013,906	$ —	$ —

P.
Restricted Securities. The Fund may invest a substantial portion of its assets in securities that are restricted, but eligible for purchase and sale by certain qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publically registered. Restricted securities may be deemed illiquid.

Q.
REIT Distributions. The character of distributions received from real estate investment trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

R.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there were no subsequent events that would be required to be disclosed in the Fund’s financial statements.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2016, Continued

NOTE 3 – INVESTMENT ADVISORY FEES, SERVICING FEES, AND OTHER FEES AND EXPENSES

The Adviser provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.99% based upon the average daily net assets of the Fund.  As compensation for its services, for the year ended December 31, 2016, the Fund incurred $3,215,523 in advisory fees.

The Adviser has agreed to contractually waive fees and reimburse other fund expenses for the Fund through May 1, 2017, so that total annual fund operating expenses, exclusive of taxes, interest on borrowings, acquired fund fees and expenses, dividends on securities sold short, brokerage commissions and other expenditures, which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses incurred in the normal course of the Fund’s business, do not exceed:

	Share Class
Fund	Investor	Institutional
Global Value Fund	1.60%	1.35%

For the year ended December 31, 2016, no fees have been waived by the Adviser.

The Adviser is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays not more than one year after payment. At December 31, 2016, there were no remaining cumulative unreimbursed amounts paid and/or waived by the Adviser.

The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement.  Any such reimbursement is also contingent upon the Fund’s Board of Trustees (“the Board”) review and approval prior to the time the reimbursement is initiated.

The agreement to contractually reimburse Fund expenses is reevaluated on an annual basis and expires May 1, 2017.  The agreement may only be terminated by the Board.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2016, Continued

to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.

Quasar Distributors, LLC (the “Distributor”) is the Fund’s distributor. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Investor Class shares. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of Investor Class shares.  No distribution or shareholder servicing fees are paid by Institutional Class shares.  These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $188,698,372 and $183,673,895, respectively.

There were no purchases or sales of long-term U.S. government securities for the year ended December 31, 2016.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2016 and for the year ended December 31, 2015 for the Fund were as follows:

	December 31, 2016	December 31, 2015
Distributions paid from:
Ordinary income*	$4,269,920	$4,972,612
Long-term capital gains**	—	41,008
Total distributions	$4,269,920	$5,013,620

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates this distribution as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3)(C).

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2016, Continued

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$372,746,206
Gross tax unrealized appreciation	67,536,852
Gross tax unrealized depreciation	(17,962,514)
Net tax unrealized appreciation	49,574,338
Undistributed ordinary income	11,433,577
Undistributed long-term capital gain	3,455,841
Total distributable earnings	14,889,418
Other accumulated gains	1,028,795
Total accumulated gains/losses	$65,492,551

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals and passive foreign investment company transactions).

NOTE 6 – INVESTMENTS IN AFFILIATES

The Fund owned 5% or more of the voting securities of the following companies during the year ended December 31, 2016.  As a result, these companies are deemed to be affiliated companies. The below table represents share activity:

	Share			Share
	Balance			Balance
	Dec. 31,			Dec. 31,
Issuer	2015	Purchases	Sales	2016
AINMT AS (Norway)*	1,102,337	591,780	—	1,694,117
Enzo Biochem, Inc.
(United States)	3,151,784	730,603	569,595	3,312,792
Retail Holdings NV
(Hong Kong)	278,157	—	7,434	270,723
Saltangen Property (Sweden)*	246,076	—	246,076	—
Scorpio Bulkers, Inc.
(Monaco)*	—	3,351,695	404,200	2,947,495

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2016, Continued

The below table represents dollar amounts reported on the Statement of Operations:

		Change in
	Realized	Unrealized		Value
	Gain	Appreciation	Dividend	Dec. 31,
Issuer	(Loss)	(Depreciation)	Income	2016
AINMT AS (Norway)*	$(41,463)	$2,881,308	$—	$15,547,577
Enzo Biochem, Inc.
(United States)	709,184	7,707,683	—	22,990,776
Retail Holdings NV
(Hong Kong)	10,652	1,713,236	—	4,683,508
Saltangen Property
(Sweden)*	(241,205)	263,931	—	—
Scorpio Bulkers, Inc.
(Monaco)*	724,396	5,650,528	—	14,884,850
		$18,216,686	$—	$58,106,711

*	Issuer was no longer an affiliate as of December 31, 2016.

As of December 31, 2016, the market value of all securities of affiliated companies held in the Evermore Global Value Fund amounted to $27,674,284 representing 7.1% of net assets.

Note 7 – SEC Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Evermore Global Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Evermore Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Evermore Global Value Fund (the sole portfolio constituting the Evermore Funds Trust (the Fund)) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evermore Global Value Fund (the sole portfolio constituting the Evermore Funds Trust) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 28, 2017

Evermore Global Value Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a Board meeting held on November 1, 2016, the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, approved the continuance for an additional annual period of the Investment Advisory Agreement with Evermore Global Advisors, LLC (the “Adviser”).  The Independent Trustees considered whether the Investment Advisory Agreement would be in the best interest of the Fund and its shareholders and the overall fairness of the Investment Advisory Agreement. Among other things, the Trustees reviewed information concerning: (1) the nature, extent and quality of the services provided by the Adviser (2) the Fund’s investment performance; (3) the cost of the services provided and the profits realized by the Adviser from its relationship with the Fund; (4) the extent to which economies of scale are achieved, if any, for the benefit of shareholders.; and (5) ancillary benefits and other factors. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors. The following summary details the materials and factors that the Board considered, and the conclusions they reached, in approving the Investment Advisory Agreement.

Nature, Extent and Quality of Services Provided to the Fund.

The Board considered information it believed necessary to assess the ongoing nature and quality of services to be provided to the Fund by the Adviser. The Board also reviewed and considered the qualifications of the portfolio manager, and other key personnel of the Adviser who provide the investment advisory services to the Fund. The Board determined that the portfolio manager and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account the Adviser’s compliance policies and procedures, noting certain compliance issues with respect to the Fund that have been corrected. The Board noted that the Adviser provided non-advisory, administrative services to the Fund under the Investment Advisory Agreement, including among other things providing office facilities, equipment and personnel to coordinate the preparation of annual and semi-annual reports to shareholders, assisting in preparing Fund tax returns, and compliance monitoring.  In addition, the Board considered the information received throughout the year regarding the services provided by the Adviser and the culture of compliance which the Adviser has cultivated.

Investment Performance of the Funds.

The Trustees considered the investment experience of the Adviser. The Trustees considered the performance of the Fund since its inception on January 1, 2010 compared to its benchmark index, as well as historical performance of other accounts managed by the Adviser using investment strategies substantially similar to that of the Fund. The Board also reviewed a report prepared by Morningstar, comparing the

Evermore Global Value Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Fund’s performance to similar funds in the Morningstar peer group, noting the different strategies and emphasis of the peer group. The Board noted  the Fund’s performance during the quarter and year-to-date period ended September 30, 2016 versus the performance of its benchmark index, and that its one year and longer-term performance improved.  The Trustees also reviewed information concerning the Funds’ performance versus the Morningstar peer group. The Board noted that the Fund’s performance was materially better than the performance of its Morningstar peer group median for the year-to-date period ended September 30, 2016. The Board noted that the Fund’s performance ranked near the top of the Morningstar peer group. The Board noted that the Fund over-performed its Morningstar peer group median for the year-to-date period ended September 30, 2016.

Costs of Services Provided and Profits Realized by Evermore Global.

In connection with the Trustees’ consideration of the level of the advisory fees, the Trustees considered a number of factors. The Board’s analysis of the Fund’s advisory fees and expenses included a discussion and review of data concerning the Fund’s current advisory fee and total expense ratios compared to a peer group determined by Morningstar, as well as advisory fees charged by the Adviser to other accounts it manages using investment strategies substantially similar to those of the Fund. The Board noted the Adviser’s agreement to limit the total expenses of the Fund through May 1, 2017.  The Board noted that the Fund’s gross advisory fee and net total expense ratio is slightly higher than the median advisory fee and median net total expense ratio of its Morningstar peer group.  The Board noted that the Fund’s gross advisory fee and net total expense ratio was within the range of fees for funds in the Morningstar peer group. The Adviser advised the Board that it had recently become profitable with respect to the services it provides the Fund.

Economies of Scale and Fee Levels Reflecting those Economies.

The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Fund’s assets grow, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that assets of the Fund had not grown sufficiently to consider potential for breakpoints in the contractual advisory fee to be paid to the Adviser, but that, given the relatively high fees, when Fund assets rise substantially, consideration of breakpoints would be appropriate.

Other Benefits.

In addition to the above factors, the Trustees noted that the Adviser receives no other benefits from its management of the Fund.

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the following table.  Additional information regarding the Trustees is included in the Fund’s SAI and is available without charge, upon request, by calling 866-EVERMORE or (866) 383-7667.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust

Eugene W. Bebout III	Trustee	Indefinite	Chief Financial and	1	Director &
(born 1959)		Term; Since	Chief Operating		Treasurer,
33 Hawthorne Place		2009.	Officer Herbert L.		Summit
Summit, NJ 07901			Jamison & Co. LLC		Lacrosse Club,
			an Insurance Agent		Audit
			and Broker		Committee
Chair, Summit
Area YMCA.

Nathan Gantcher	Chairman	Indefinite	Managing Member,	1	Director, Mack-
(born 1940)	and	Term; Since	EXOP Capital LLC,		Cali Realty
767 Third Avenue	Trustee	2011.	an investment firm		Corporation;
New York, NY 10017			(2005 – present)		Trustee, Anti-
Defamation
League
Foundation;
Former Director,
Centerline
Holding
Company;
Former Director,
NDS Group plc;
Former Director,
Liberty
Acquisition
Holdings Corp.;
Former Director
Liquidnet
Holdings, Inc.

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust

Stephen J. Balog	Trustee	Indefinite	Chief Investment	1	The Citizens
(born 1955)		Term; Since	Officer, Beacon		Campaign (since
89 Summit Avenue		2016	Trust (2010 – 2011);		2005); Harding
3rd Floor			Trading Operations		Township Civic
Summit, NJ 07901			Officer, Provident		Association
			Bank (2012); Owner,		(since 2008);
			Camrig, LLC, a camera		St. Joseph’s High
			accessory company		School
			(since 2013); Owner,		Foundation
			Rocky Mountain		(since 2008);
			Western, LLC, an online		Kemmerer
			Bolo tie retailer		Library Harding
			(since 2011)		Township (since
2010)

Julie Keenan	Trustee	Indefinite	Managing Member,	1	Youth
(Born 1962)		Term; Since	EMB Enterprises,		Development
89 Summit Avenue		2016	LLC, a consulting		Clinic, Newark,
3rd Floor			company (since 2006)		NJ (since 2010);
Summit, NJ 07901					Summit Area
Public
Foundation
(since 2010);
Pratt School of
Engineering
Board of Visitors
(since 2014);
Summit
Educational
Foundation
(2010 – 2015);
Conservation
Resources, Inc.
(2010 – 2014)

Interested Trustee

Eric LeGoff	Trustee	Indefinite	President, Evermore	1	Director,
(born 1961)		Term; Since	Global Advisors,		FXCM, Inc.
Evermore Global		2009.	LLC.		Former Director,
Advisors, LLC					Liquidnet
89 Summit Ave					Holdings, Inc.
3rd Floor
Summit, NJ 07901

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Officers of the Trust

Eric LeGoff	Chief	Indefinite	President, Evermore	1	Director,
(born 1961)	Executive	Term; Since	Global Advisors,		FXCM, Inc.
Evermore Global	Officer	2009.	LLC		Former Director,
Advisors, LLC					Liquidnet
89 Summit Ave					Holdings, Inc.
3rd Floor
Summit, NJ 07901

David Marcus	President	Indefinite	Chief Executive	Not	Director,
(born 1965)		Term; Since	Officer and	Applicable.	Modern
Evermore Global		2009.	Portfolio Manager,		Holdings, Inc.
Advisors, LLC			Evermore Global
89 Summit Ave			Advisors, LLC
3rd Floor
Summit, NJ 07901

Bartholomew Tesoriero	Chief	Indefinite	Chief Operating	Not	Not
(born 1957)	Financial	Term; Since	Officer, Axion	Applicable.	Applicable.
Evermore Global	Officer	2015.	International
Advisors, LLC			Investors, LLC
89 Summit Ave	Treasurer	Indefinite
3rd Floor		Term; Since
Summit, NJ 07901		2015.

Magali Simo	Secretary	Indefinite	Vice President –	Not	Not
(born 1961)		Term; Since	Investor Services,	Applicable.	Applicable.
Evermore Global		2009.	Evermore Global
Advisors, LLC			Advisors, LLC
89 Summit Ave
3rd Floor
Summit, NJ 07901

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Jay Haas	Chief	Indefinite	Compliance	None	None
(born 1970)	Compliance	Term; Since	Director,
89 Summit Ave	Officer	2016.	Cipperman
3rd Floor	Anti-Money		Compliance
Summit, NJ 07901	Laundering		Services, LLC
	Officer		(since 2014);
Former
Compliance
Manager, The
Vanguard Group
(2006 – 2014);
Former Director
of Compliance,
Ferris Baker
Watts (2004 –
2016), Former
Assistant Director
of Compliance,
Janney Montgomery
Scott (1999 –
2004) and Senior
Examiner at FINRA
(1996 – 1999).

Evermore Global Value Fund

ADDITIONAL INFORMATION (Unaudited)

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended December 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2016 was 10.53%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended December 31, 2016 was 9.48%.

Pursuant to Section 853 of the Internal Revenue Code the Fund designated the following amounts as foreign taxes paid for the year ended December 31, 2016. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Foreign Dividend Income	$7,919,145
Foreign Taxes Paid	725,306
Foreign Taxes Paid per share	0.025123
Foreign Tax Credit/Deduction	718,362
Foreign Tax Credit/Deduction per share	0.024883
Fund shares Outstanding as of December 31, 2016	28,869,664

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ending June 30 is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667. Furthermore, you can obtain the Form N-PX on the SEC’s website at www.sec.gov.

Evermore Global Value Fund

ADDITIONAL INFORMATION (Unaudited), Continued

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-EVERMORE (866) 383-7667 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Evermore Funds Trust

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES EVERMORE FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

HOW?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Evermore Funds Trust chooses to share; and whether you can limit this sharing.

	Does Evermore	Can you limit
Reasons we can share your personal information.	Funds Trust share?	this sharing?
For our everyday business purposes—	Yes	No
Such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes—	No	We don’t share
to offer our products and services to you
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We don’t share
information about your creditworthiness
For affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 866-EVERMORE (866-383-7667) or go to www.evermoreglobal.com

Evermore Funds Trust

PRIVACY NOTICE (Unaudited), Continued

What we do
How does Evermore	To protect your personal information from unauthorized access and
Funds Trust	use, we use security measures that comply with federal law. These
protect my personal	measures include computer safeguards and secured files and
information?	buildings.
How does Evermore	We collect your personal information, for example, when you
Funds Trust collect	• open an account
my personal	• provide account information
information?	• give us your contact information
• make a wire transfer
• tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit	Federal law gives you the right to limit only
all sharing?	• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include companies such as Evermore Global Advisors, LLC.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Evermore Funds Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Evermore Funds Trust doesn’t jointly market.

(This Page Intentionally Left Blank.)

Investment Adviser
EVERMORE GLOBAL ADVISORS, LLC
89 Summit Avenue
Summit, NJ 07901

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
220 South Sixth Street
Minneapolis, MN 55402

Legal Counsel
DRINKER BIDDLE & REATH LLP
1 Logan Square, Suite 2000
Philadelphia, PA 19103

	Ticker	Cusip
Evermore Global Value Fund
Investor Class	EVGBX	300397106
Institutional Class	EVGIX	300397122

Evermore Global Advisors, LLC
89 Summit Avenue  Summit, NJ 07901
www.evermoreglobal.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Eugene Bebout is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees and tax.

	FYE 12/31/2015	FYE 12/31/2016
Audit Fees	$38,200	$46,600
Audit-Related Fees	N/A	N/A
Tax Fees	$8,800	$9,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2015	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2015	FYE 12/31/2016
Registrant	$8,800	$9,400
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Evermore Funds Trust

By (Signature and Title)* /s/ Eric LeGoff
  Eric LeGoff, Chief Executive Officer

Date   March 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Eric LeGoff
  Eric LeGoff, Chief Executive Officer

Date   March 3, 2017

By (Signature and Title)* /s/ Bart Tesoriero
  Bart Tesoriero, Chief Financial Officer

Date   March 3, 2017

* Print the name and title of each signing officer under his or her signature.